UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2004

Wellman, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-10033	04-1671740
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

595 Shrewsbury Avenue, Shrewsbury, NJ (Address of principal executive offices)	07702 (Zip Code)

Registrant's telephone number, including area code 732-212-3300

Item 7.	FINANCIAL STATEMENTS AND EXHIBITS.
99.1	Press Release dated February 25, 2004.
Item 12.	FINANCIAL STATEMENTS AND EXHIBITS.

On February 25, 2004, Wellman, Inc. announced via press release the Company's fourth quarter and full year 2003 results. A copy of the Company's press release is attached hereto as Exhibit 99.1. This Form 8-K and the attached exhibit are provided under Items 7 and 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

February 26, 2004

Wellman, Inc.
By: /s/Mark J. Ruday Mark J. Ruday Vice President, Chief Accounting Officer and Controller

EXHIBIT INDEX
Exhibit No.	Description
99.1	Press Release dated February 25, 2004